UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PACIFIC GLOBAL FUND, INC., d/b/a PACIFIC ADVISORS FUND INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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PACIFIC GLOBAL FUND, INC., d/b/a PACIFIC ADVISORS FUND INC.

ON BEHALF OF THE

INCOME AND EQUITY FUND

BALANCED FUND

LARGE CAP VALUE FUND

MID CAP VALUE FUND

SMALL CAP VALUE FUND

101 N. Brand Boulevard, Suite 1950

Glendale, CA 91203

1-800-282-6693

www.pacificadvisorsfunds.com

[Date]

Dear Shareholder of the Income and Equity Fund; Balanced Fund; Large Cap Value Fund; Mid Cap Value Fund and Small Cap Value Fund:

A joint special meeting of the shareholders of the Income and Equity Fund; the Balanced Fund; the Large Cap Value Fund; the Mid Cap Value Fund and the Small Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of Pacific Advisors Fund Inc. (the “Corporation”) will be held at the offices of Pacific Global Investment Management Company (“Pacific Global”), 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203, on March 23, 2020 at 1:00 p.m. Pacific Time (the “Meeting”) to consider and vote on the proposal discussed in the enclosed joint proxy statement (“Joint Proxy Statement”). This package contains important information about the proposal, a meeting notice, Joint Proxy Statement, proxy card(s), and simple instructions on how to vote by phone or by mail.

You have received this letter and Joint Proxy Statement because you were a shareholder of record of at least one Fund at the close of business on February 28, 2020 (the “Record Date”).

The purpose of the Meeting, and any adjournments thereof, as described in the enclosed Joint Proxy Statement, is to seek shareholder approval of a proposal to liquidate the assets and dissolve each Fund, in each case pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Funds’ Board of Directors (the “Proposal”) and to transact any other business that properly comes before the Meeting and any adjournments of the Meeting.  Under the Articles of Incorporation of the Corporation, a Fund must obtain shareholder approval to liquidate and dissolve the Fund.  If the Proposal to approve the Plan of Liquidation and Dissolution of a Fund is approved by that Fund’s shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to the Fund’s shareholders on or about March 30, 2020.  That Fund will then be terminated.  A copy of the form of the Plan of Liquidation and Dissolution, which more completely describes the transactions proposed, is attached as Appendix A to the Joint Proxy Statement.

Shareholders of each Fund will vote separately on the Proposal with respect to that Fund.  The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund.

We urge you to carefully review the Joint Proxy Statement which explains the Proposal in more detail.

THE CORPORATION’S BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THE JOINT PROXY STATEMENT.

As a shareholder, your vote is important and we hope that you will respond today to ensure that your shares will be represented at the Meeting.  Voting is quick and easy.  Everything you need is enclosed.  You may vote in one of three ways by following the instructions on your proxy card(s):

•      BY TELEPHONE by calling the number indicated on your proxy card(s); or

•                  ON THE INTERNET by accessing the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here”; or

•      BY MAIL using the enclosed proxy card(s); or

•                  IN PERSON at the Meeting on March 23, 2020.  Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date.  If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission, you must show valid photographic identification, such as your driver license or passport.  If you are a beneficial shareholder of a Fund (that is, you hold your shares of a Fund through a broker, financial intermediary of other nominee) and plan to attend the Meeting in person, in order to gain admission, you must provide the photographic identification described above and satisfactory proof of ownership of shares in a Fund, such as your proxy card, or a letter from your broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date.  Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, financial intermediary or other nominee and present it at the Meeting.

Your vote is extremely important, no matter how many shares you own.  If we do not receive sufficient votes to approve the Proposal with respect to one or more Funds, we may have to send additional mailings or conduct telephone solicitations.  If you have any questions about the Proposal, please call us at (800) 282-6693.

Sincerely,

George A. Henning

Chairman

Pacific Advisors Fund Inc.

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

Pacific Advisors Fund Inc. (the “Corporation”) will hold a joint special meeting of shareholders (the “Meeting”) of the Income and Equity Fund; the Balanced Fund; the Large Cap Value Fund; the Mid Cap Value Fund and the Small Cap Value Fund (each a “Fund,” collectively, the “Funds”), on March 23, 2020 at the offices of Pacific Global Investment Management Company, located at 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203.

We encourage you to read the full text of the enclosed joint proxy statement (the “Joint Proxy Statement”) as the explanations in the Joint Proxy Statement will help you decide on the proposal to be presented at the Meeting; for your convenience, we have provided a brief overview on the matters to be voted on.

QUESTIONS AND ANSWERS

The following questions and answers address the proposal and the proxy voting process:

Q:  What issues am I being asked to vote “FOR” in the Joint Proxy Statement?

A:           You are being asked to approve for each Fund for which you hold shares, the liquidation and dissolution of each Fund (the “Proposal”), in each case pursuant to the Plan of Liquidation and Dissolution (the “Plan”).

Shareholders of each Fund will vote separately on the Proposal with respect to that Fund.  The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund.

Q:  Why am I receiving this Joint Proxy Statement at this time?

A:           Pacific Global Investment Management Company, Inc. (“Pacific Global”), the investment manager for each Fund, recommended that the Corporation’s Board of Directors (the “Board”) approve liquidating the assets of, and terminating, each Fund.  Pacific Global’s recommendation was primarily based on the fact that the Funds’ small asset sizes and resultant inefficiencies, such as the high cost of operating the Funds and the Funds’ inability to realize economies of scale, have made the Funds less competitive in the marketplace and not likely to attract meaningful assets, and in Pacific Global’s judgment it would be in the best interests of each Fund and its shareholders to liquidate and terminate each Fund.

The Articles of Incorporation require that both the Board and shareholders approve the liquidation and termination of the Funds.  The Board considered potential alternatives to liquidating the Funds including among others continuing to operate the Funds in their current form and the reasons that Pacific Global was not recommending these alternatives.  Each liquidation was considered separately for each Fund.  The Board, including all of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved the liquidation of each Fund, determining it was in the best interest of each Fund and its respective shareholders, and recommend that you vote “FOR” the Proposal.  The Funds’ shareholders are now being asked to approve their applicable Fund’s liquidation and the Plan.

Q:          Will liquidating a Fund create U.S. federal income tax consequences for shareholders?

A:           The liquidating distribution a shareholder receives should be treated as payment in exchange for the shareholder’s Fund shares and as payment of the shareholder’s long-term capital gains, and short-term gains, if any.  As a result, each shareholder would recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in the shareholder’s shares and the payment received in exchange for the shares.  Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

Q:          What will happen to my investment if the Proposal is approved with respect to my Fund?

A:           The Plan will become effective with respect to a Fund on the date following the day on which that Fund’s shareholders approve it.  If the shareholders of your Fund approve the Proposal at the Meeting or any adjournments thereof, the Fund’s liquidation will take place as soon as practicable following such approval (the “Liquidation Date”).  On the day following shareholder approval (the “Effective Date”), your Fund will cease following the investment objective and principal investment strategies set forth in the prospectus and will not engage in any business except for the purposes of winding up the Fund’s business and affairs.  After the Effective Date, the Fund’s assets will be liquidated and the net proceeds will be distributed to the Fund’s shareholders of record on a pro rata basis as of the close of business on the Liquidation Date.  The Liquidation Date is expected to occur on or about March 30, 2020.  The liquidating distribution to each Fund’s shareholders will be made in cash.

Q:          What happens if the Proposal is not approved with respect to my Fund?

A:           If the shareholders of your Fund do not approve its liquidation, then you will remain a shareholder of the Fund and it will not liquidate.  The Board would then consider other alternatives for your Fund, which may include another liquidation proposal.  In addition, shareholders will still be able to redeem their shares of a Fund if it is not liquidated.

Q:          May I continue to redeem my investment after the Meeting has taken place?

A:           Yes, you may continue to redeem your investment up to the Liquidation Date.

Q:          How does the Board recommend that I vote?

A:           The members of the Board, including all of the Independent Directors, unanimously recommend that you vote in favor of the Proposal.  The reasons for their recommendation are discussed in the enclosed Joint Proxy Statement under “Reasons for the Liquidations.”

Q:          Who will pay for the proxy solicitation, legal and other costs associated with the Proposal?

A:           The expenses incurred by, or allocable to, the Funds in executing the Plan, including the proxy solicitation, will be borne by the Funds.  Fund shareholders will pay their own expenses, such as out-of- pocket expenses, if any, associated with casting votes.  The estimated costs associated with the approval of the Proposal generally include the solicitation costs of filing, printing and mailing costs ($XXX); and legal costs ($XXXX).  The costs of liquidation will be allocated amongst the Funds based on net asset value as of the date of Board approval.

Q.           Who is eligible to vote?

A.            Shareholders of record as of February 28, 2020 are eligible to vote on the Proposal for the Fund(s) for which they own shares.

Q.           How can I vote my shares?

A.            You can vote in person, by telephone, by Internet, or by mail.  You can quickly and easily vote by telephone by calling the toll-free number on the proxy card(s) and following the instructions.  Or, you can quickly and easily vote on the Internet by accessing the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, and clicking on “Vote Proxy Here” and then following the instructions.  Alternatively, if you received your proxy card(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid return envelope.  Please keep in mind that you save time and additional costs to the Funds by voting by telephone or by Internet.  If you cast your vote by telephone or Internet, please do not return your proxy card as it may cancel your vote by telephone or Internet.

If you do not submit your vote promptly after receipt of the Joint Proxy Statement, you may be contacted by a representative of the Corporation, who will request that you vote your shares.  Officers and employees of Pacific Global and its affiliates may also contact you to request that you vote your shares.

You may also vote by ballot in person at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above.  In addition, we request that you please note the following:

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission, you must show valid photographic identification, such as your driver license or passport.  If you are a beneficial shareholder of a Fund (that is, you hold your shares of a Fund through a broker, financial intermediary of other nominee) and plan to attend the Meeting in person, in order to gain admission, you must provide the photographic identification described above and satisfactory proof of ownership of shares in a Fund, such as your proxy card, or a letter from your broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date.  Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, financial intermediary or other nominee and present it at the Meeting.

Q:          Whom do I call if I have questions about the Joint Proxy Statement?

A:           If you need further assistance, or have any questions about voting, please call us at 800-282-6693.

After careful consideration, the Board has unanimously approved the proposed liquidation and dissolution of each Fund.  The Board recommends that you read the enclosed materials carefully and vote FOR the Proposal.

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.

ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

101 N. Brand Boulevard, Suite 1950

Glendale, CA 91203

1-800-282-6693

www.pacificadvisorsfunds.com

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2020

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Income and Equity Fund; the Balanced Fund; the Large Cap Value Fund; the Mid Cap Value Fund and the Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series portfolio of the Pacific Advisors Fund Inc. (the “Corporation”) will be held at the offices of Pacific Global Investment Management Company, located at 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203 on March 23, 2020, at 1:00 p.m. Pacific Time (the Meeting”), for each Fund, respectively, to consider and vote on the proposal set forth below, as more fully described in the accompanying joint proxy statement.

The Meeting will be held for the following purpose:

1.              For each Fund, to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution. (the “Proposal”)

2.              To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

The Proposal is discussed in greater detail in the attached joint proxy statement.

The Board of Directors unanimously recommends that you vote “FOR” the Proposal with respect to each Fund.

Shareholders of record of a Fund as of the close of business on February 28, 2020, (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournments thereof.

If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card.  Please be certain to vote by telephone or Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card you received in the enclosed postage-paid return envelope.  If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

1)    Telephone:  Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card which is available from 7:00 a.m. to 5:00 p.m., Monday through Friday.  You will be asked to provide the control number on the proxy card. If requested, a confirmation of your telephone vote will be mailed to you; or

2)    Internet:  Access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, and click on “Vote Proxy Here.”  You will be asked to enter the control number for each proxy card.  You will be able to print a confirmation of your vote; or

3)    Mail:  Vote, sign, date and return the enclosed proxy card in the enclosed postpaid envelope.

If you have any questions about the Proposal, please call us toll-free at 800-282-6693.

By order of the Board of Directors,

Catherine L. Henning, Secretary

Pacific Advisors Fund Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2020

The Notice of Special Joint Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at www.pacificadvisorsfunds.com. The form of proxy card on the Internet site cannot be used to cast your vote.

TABLE OF CONTENTS

PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF EACH FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION

Introduction

Reasons for the Proposed Liquidation

Summary of the Plan of Liquidation and Dissolution

Tax Consequences of Liquidation

VOTING INFORMATION

Voting Eligibility and Number of Votes

Quorum Requirement

Required Vote

Adjournment

How to Vote and Revocation of Proxy

Proxy Solicitation

ADDITIONAL INFORMATION

The Corporation and the Funds

The Adviser, Administrator and Distributor

Annual Report and Semi-Annual Report

Shareholder Proposals

Other Business

Form of Plan of Liquidation and Dissolution	APPENDIX A

Beneficial Owners of the Funds’ Voting Securities	APPENDIX B

PACIFIC GLOBAL FUND, INC., d/b/a PACIFIC ADVISORS FUND INC.

ON BEHALF OF THE

INCOME AND EQUITY FUND

BALANCED FUND

LARGE CAP VALUE FUND

MID CAP VALUE FUND

SMALL CAP VALUE FUND

101 N. Brand Boulevard, Suite 1950 Glendale, CA 91203

1-800-282-6693

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 23, 2020

This joint proxy statement (this “Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Pacific Advisors Fund Inc. (the “Corporation”)  The proxies will be voted at the joint special meeting of shareholders of the Income and Equity Fund; the Balanced Fund; the Large Cap Value Fund; the Mid Cap Value Fund and the Small Cap Value Fund, each a series portfolio of the Corporation (each a “Fund” and collectively, the “Funds”) (the “Meeting”) and at any and all adjournments thereof.  The Meeting will take place at the offices of Pacific Global Investment Management Company Inc. (“Pacific Global”), 101 N. Brand Boulevard, Suite 1950, Glendale, CA 91203 on March 23, 2020, at 1:00 p.m. Pacific Time.  The Meeting will be held for the purpose of voting on the proposal (the “Proposal”) as more fully described below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund.  Shareholders will receive a copy of this Joint Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about March 9, 2020.

The Corporation is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that was incorporated in Maryland on May 18, 1992.  Each Fund is a series portfolio of the Corporation.

Shareholders of record as of the close of business on February 28, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments thereof.  Shareholders of the Funds are entitled to one vote for each full share of each Fund that they own and an appropriate fraction of a vote for each fractional share held.

The number of shares of each Fund outstanding as of the close of business on the Record Date are shown in this Joint Proxy Statement under “Voting Information — Voting Eligibility and Number of Votes” below.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments of the Meeting as needed to solicit additional proxies.  On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.  If a proxy card is properly executed and returned and no choice is specified with respect to the Proposal, the shares will be voted “FOR” the Proposal.  Shareholders who execute proxies or provide voting instructions by telephone or online at www.pacificadvisorsfunds.com may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Corporation at the California address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or instruction form.

Merely attending the Meeting, however, will not revoke any previously executed proxy.  If you hold shares through a broker, financial intermediary or other nominee, please consult your broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission, you must show valid photographic identification, such as your driver license or passport.  If you are a beneficial shareholder of a Fund (that is, you hold your shares of a Fund through a broker, financial intermediary of other nominee) and plan to attend the Meeting in person, in order to gain admission, you must provide the photographic identification described above and satisfactory proof of ownership of shares in a Fund, such as your proxy card, or a letter from your broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date.  Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, financial intermediary or other nominee and present it at the Meeting.  Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Pacific Global Fund Distributors, Inc., the Corporation’s distributor, at pacificadvisorsfunds.com.  In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request.  Such requests should be directed to Pacific Advisors Fund Inc. at the address specified below or by calling the toll-free number (800) 282-6693.

Written Correspondence:

Pacific Advisors Fund Inc.

P.O. Box 248

Glendale, CA 91209-2048

Overnight Mail:

Pacific Advisors Fund Inc.

101 N. Brand Boulevard, Suite 1950

Glendale, CA 91203

Copies of each Fund’s annual and semi-annual reports are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

No matter how large or small your holdings may be, we urge you to record your voting instructions by telephone or Internet, or to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided.  If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal.  If your shares of a Fund are held through a broker, financial intermediary or other nominee, you must provide voting instructions to your broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.  If you have any questions regarding the enclosed proxy materials, the Proposal to be voted on or need assistance in voting your shares, please call us toll-free at (800) 282-6693.

Dated:  February XX, 2020

Glendale, California

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE YOUR PROXY PROMPTLY.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote by telephone or on the Internet in accordance with the instructions on the enclosed proxy card(s).  You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postpaid envelope.  Voting by telephone, by Internet or returning the enclosed proxy card(s) will help avoid the expenses of additional solicitations.

If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the Proposal described in the proxy statement and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF EACH FUND PURSUANT TO A PLAN OF LIQUIDATION AND DISSOLUTION

Introduction

The Board has approved, subject to shareholder approval, the liquidation and dissolution of each Fund, respectively, in each case pursuant to the Plan of Liquidation and Dissolution (the “Plan”).  The Plan, if approved by a Fund’s shareholders, provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders. The discussion contained herein is qualified entirely by reference to the Plan.  The form of the Plan is attached to this Joint Proxy Statement as Appendix A.

Reasons for the Liquidations

At a meeting held on February 21, 2020, based on Pacific Global’s presentation and recommendation, the Board has determined that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Fund.

In evaluating the liquidation and the Plan for each Fund, the Board considered a number of factors, including particularly each Fund’s current asset size, its current expense ratio, and the likelihood that each Fund’s assets will continue to decrease.  The Board considered Pacific Global’s determination that, because of the Funds’ small asset sizes, the anticipated further decreases in assets because of a lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Funds and the Funds’ inability to realize economies of scale, the Funds have been made less competitive to potential buyers and that, in Pacific Global’s judgment, it would be in the best interests of each Fund and its shareholders to liquidate the Fund.  The Board also considered alternatives to liquidating and dissolving of the Funds, such as continuing to operate the Funds in their current form, and the reasons that Pacific Global was not recommending these alternatives. The Board considered the liquidation for each Fund separately.

The Board considered management’s descriptions of the alternatives that it had considered to liquidation and concluded that liquidation was the best option for each Fund.  Based on an evaluation of all the factors and conclusions noted above, including management’s recommendations, the Board concluded that the liquidation and termination of the Funds was in the best interests of each Fund and its shareholders.  Based on their consideration of these and other factors deemed relevant, the Board, including all of the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds (the “Independent Directors”), unanimously approved the liquidation of the Funds and unanimously adopted resolutions approving the Plan as the method of liquidating and dissolution of the Funds and directed that it be submitted to the shareholders of the Funds for consideration.

Summary of the Plan of Liquidation and Dissolution

On February 21, 2020, the Board approved the Plan, a form of which is attached to this Joint Proxy Statement as Appendix A.  Shareholders are encouraged to read the Plan in its entirety.

The effective date of the Plan (the “Effective Date”) with respect to each Fund is anticipated to be one day following the date on which the Plan is approved by the affirmative vote of “a majority of the outstanding voting securities” of that Fund (as such phrase is defined in the 1940 Act) cast at the Meeting (or any properly adjourned, postponed or delayed Meeting) at which a quorum is present. As defined in the 1940 Act, “a majority of the outstanding voting securities” is the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Each Fund will vote separately on the Proposal with respect to that Fund and approval of the Proposal for one Fund is not dependent on the approval of the Proposal for another Fund.  As of the Effective Date, a Fund shall cease following the investment objective and principal investment strategies set forth in its prospectus and shall not engage in any business activities except for the purposes of winding up its business and affairs, liquidating its assets, and distributing the proceeds to shareholders of the Fund as of the Liquidation Date (defined below) in accordance with the provisions of the Plan, after discharging or making reasonable provision for its liabilities.

As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, each Fund intends to convert all of its assets into cash or cash equivalents or to otherwise liquidate its assets.  As soon as reasonably practicable after a Fund’s assets have been reduced to cash or cash equivalents, but no later than the Liquidation Date, the Fund intends to distribute pro rata to its shareholders of record as of the close of business on or about March 30, 2020 (the “Liquidation Date”), all of the Fund’s then existing assets except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.

If a Fund is unable to make distributions to all of its shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws.

The Board may authorize variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of each Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon the Plan at any time with respect to a Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.  Each Fund will bear all expenses incurred by or allocable to each Fund in executing the Plan, including the proxy solicitation and the cost of the securities transactions, if any, conducted in liquidating the Fund’s assets. The anticipated costs of liquidating the Funds as described in this memorandum are estimated to be $XXXX.  These estimated costs generally include legal fees ($XXXX), filing fees for the prospectus supplement, Joint Proxy Statement and related documents, and the costs of the preparation and mailing of necessary communications to each Fund’s shareholders ($XXX).  The costs of liquidation will be allocated amongst the Funds based on net asset value as of the date of Board approval.

U.S. Federal Income Tax Consequences of Liquidation

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders.  Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period.  The sale of assets may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses or otherwise eligible to be treated as part of the liquidating distribution to Fund shareholders as described below, would be distributed to shareholders on or prior to the Liquidation Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts.  As of February 3, 2020, the estimated long-term capital gains distribution for each Fund are $1,691,995 for the Income and Equity Fund; $628,465 for the Balanced Fund; $3,550,694 for the Large Cap Value Fund; $604,406 for the Mid Cap Value Fund and $3,455,431 for the Small Cap Value Fund, and none of the Funds, as of such date, have any capital loss carryforwards to offset such gain.  Accordingly, the amount of capital gains that may be realized by the Fund and distributed to its shareholders prior to the Liquidation Date may be material.  However, such amount will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

Each Fund intends to maintain its qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended through the Liquidation Date.  As a RIC, a Fund will not be taxed on its investment income or capital gains, to the extent distributed to its shareholders.  If necessary, the Fund shall, by or on the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders (i) all of the Fund’s investment company undistributed taxable income for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation; (ii) all of the Fund’s undistributed net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such final taxable year.  Alternatively, the Fund may, if it has maintained a sufficient number and type of shareholders so as to avoid being a personal holding company, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund’s final taxable year as having been paid out as a part of the liquidating distributions made to the Fund’s shareholders in complete liquidation of the Fund.  In general, the Fund would be classified as a personal holding company if at any time during the last half of the taxable year more than 50 percent of its outstanding shares are owned, directly or indirectly, by or for not more than 5 individuals.  (For purposes of the definition of a personal holding company, certain retirement plans, tax-exempt organizations and trusts are considered individuals.)   As described in the next paragraph, any such liquidating distribution (received in lieu of an income dividend or capital gain distribution on account of the current taxable year) would be treated by Fund shareholders as received in a sale or exchange of their Fund shares.  The Fund will send shareholders a written statement reporting the liquidating distribution and any dividends paid by the Fund for its fiscal year that qualify to be treated as capital gains dividends, qualified dividend income, and dividends eligible for the corporate dividends received deduction.

Shareholders of record as of the close of business on the Liquidation Date will receive a liquidating distribution.  The liquidating distribution(s) should be treated as payment in exchange for the shareholder’s Fund shares.  As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.  If a shareholder redeems his or her entire interest in a Fund before its liquidation, the shareholder generally would recognize a gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the redemption proceeds he or she receives.  If any such gain or loss were recognized, it generally would be characterized as a capital gain or loss, which would be a long-term capital gain or loss if the shares are held as capital assets for more than one year.

A Fund, prior to its complete liquidation, may declare and pay, and in the event that the Fund becomes a personal holding company for federal income tax purposes during the liquidation period, it would be required to declare and pay, to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable.  In that event, the liquidation distribution(s) a shareholder receives could consist, for those purposes, of either or both of the following: (1) an ordinary income dividend to the extent of the Fund’s undistributed net investment income (over and above expenses) and the excess of net short-term capital gain over net long-term capital loss, taxable as ordinary income, (2) a long-term capital gain dividend and, (3) a distribution treated as in payment for the shareholder’s shares, taxable as described above.

The tax consequences to a corporate shareholder that owns 80% or more of a Fund will differ from those described above.  Any such shareholder should consult with its tax advisor regarding the federal income tax consequences to such shareholder as a result of the liquidation.

The receipt of a liquidating distribution by a qualified retirement account, including an individual retirement account, generally would not be treated as a taxable event to the beneficiary thereof.  A shareholder who invests in a Fund through such an account and receives a liquidating distribution outside of the account, however, should consider promptly rolling the distribution over into another retirement plan (e.g., IRA or 403(b)) within sixty (60) days of the date of the distribution as provided for under the Internal Revenue Code of 1986, as amended.  If a liquidating distribution cannot be held by a retirement plan and must be distributed, tax results will vary depending on each beneficiary’s status.  Accordingly, a beneficiary who receives a distribution from a qualified retirement account pursuant to the liquidation of a Fund should consult with his or her own tax advisers regarding personal tax consequences thereof.

A Fund must withhold and remit to the U.S. Treasury 24% of the liquidation distribution(s) (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number.  Withholding at that rate also would be required from any part of the liquidating distribution(s) that is treated as dividends pursuant to the preceding paragraph otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax adviser to determine the tax consequences of receiving the liquidating distribution.

VOTING INFORMATION

Voting Eligibility and Number of Votes

Only shareholders of record of each Fund as of the close of business on the February 28, 2020 (“Record Date”) are entitled to vote at the Meeting. The number of shares outstanding of each Class of each Fund entitled to vote as of the Record Date is listed in the table below.  Beneficial owners of more than 5% of each Class of each Fund’s voting securities, and Director and officer beneficial ownership of each Class of each Fund’s voting securities are included in Appendix B.  Each share held entitles a shareholder to one vote (and a proportionate fractional vote for each fractional share), as determined as of the Record Date.

Fund and Class Title	Shares Outstanding/Number of Votes
Income and Equity Fund
Class A
Class C
Balanced Fund
Class A
Class C
Large Cap Value Fund
Class A
Class C
Mid Cap Value Fund
Class A
Class C
Small Cap Value Fund
Class A
Class C
Class I

Quorum Requirement

The presence in person or by proxy of a majority of the outstanding shares of each Fund entitled to vote at the Meeting will constitute a quorum for that Fund.  Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the Proposal.  Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on the Proposal.

Required Vote

For the Proposal, when a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities” of a Fund (as such phrase is defined in the 1940 Act) is necessary to approve the Proposal with respect to that Fund.  As defined in the 1940 Act, “a majority of the outstanding voting securities” is the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment

If a quorum is not present at the Meeting or to allow for additional solicitation of proxies, the holder of proxies solicited under the Joint Proxy Statement is authorized to vote the shares represented by the proxies in its discretion in favor of adjournment of the Meeting as necessary with respect to one or more Funds.  One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Corporation’s governing documents.  Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

If a quorum is not present at the Meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies.  Even if a quorum is present at the Meeting, the holder of proxies may vote to authorize the adjournment of the Meeting to solicit additional proxies for approval of the Proposal.

A majority of the votes cast, either in person or by proxy, at the Meeting is required to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.  Abstentions and broker non-votes will be disregarded in determining whether a majority of the votes cast have approved an adjournment.  The persons named as proxies on the proxy card may vote (or withhold their votes) in their discretion on any proposed adjournment.

How to Vote and Revoke a Proxy

If you attend the Meeting or any adjournments thereof, you may vote your shares for each Fund in which you are a shareholder in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

1)    Telephone:  Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s) which is available from 7:00 a.m. to 5:00 p.m. Pacific Time Monday through

Friday.  You will be asked to provide the control number for each proxy card.  A confirmation of your telephone vote(s) will be mailed to you upon request;

2)    Internet:  Internet voting is available on the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, by clicking on “Vote Proxy Here.”  Please have your proxy card(s) available as you will need to enter the control number for each proxy card.  You will be able to print a confirmation of your vote.

3)    Mail:  Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope.

Should you require additional information regarding the Joint Proxy Statement or replacement proxy cards, you may contact us at 800-282-6693.  You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of Pacific Advisors Fund Inc. at any time before the Meeting; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card.

If no instruction is provided on a properly executed, unrevoked proxy card, the shares represented by such proxy card will be voted “FOR” the approval of the Plan, and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

Proxy Solicitation

The Board expects that the solicitation of proxies from shareholders will be conducted principally by sending the notice of Meeting, Joint Proxy Statement and proxy card(s) through the mail, but solicitation may also be made by telephone or email.  Officers and employees of Pacific Global and its affiliates may contact you to solicit your proxy/proxies by telephone, mail or email.  These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from a Fund.

Each Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  Shareholders of each Fund will pay their own expenses, such as out-of-pocket expenses, if any, associated with voting their shares.  The estimated costs associated with the approval of the Proposal generally include the solicitation costs of filing, printing and mailing costs ($XXX; and legal costs ($XXXXX). The costs of liquidation will be allocated amongst the Funds based on net asset value as of the date of Board approval.

As the Meeting date approaches, certain shareholders of a Fund may receive telephone calls from a representative of the Corporation, or a representative of Pacific Global or its affiliates, if such shareholder’s votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote(s) and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder previously received the Joint Proxy Statement and related materials.  If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information provided agrees with the information on record with the Corporation, then the representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card(s), and ask for the shareholder’s voting instructions on the Proposal.  Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Joint Proxy Statement.  The representative will record the shareholder’s instructions.  If requested, the shareholder will be sent a letter within 72 hours confirming his or her vote and asking the shareholder to call immediately if his or her instructions are not correctly reflected in the confirmation.

ADDITIONAL INFORMATION

The Corporation and the Funds

The Corporation is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that was incorporated in Maryland on May 18, 1992.  Each Fund is a series portfolio of the Corporation.

The Adviser, Administrator and Distributor

The principal offices of the Funds’ investment adviser, Pacific Global Investment Management Company, are located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203.  The principal offices of the Corporation’s distributor, Pacific Global Fund Distributors, Inc. a wholly-owned subsidiary of the investment adviser, is located at the address provided above.  The principal offices of the Corporation’s administrator, Pacific Global Investor Services, Inc. a wholly owned subsidiary of the investment adviser, are also located at the address provided above.

Annual Report and Semi-Annual Report

The most recent annual report and semi-annual report for each Fund are available without charge by writing to Pacific Advisors Fund Inc. 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 or by calling 1-800-282-6693.  These reports are also available on the Corporation’s website, at www.pacificadvisorsfunds.com and on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Delivery of Joint Proxy Statements — Householding

Only one Joint Proxy Statement is being delivered to multiple shareholders who share an address unless a Fund has received contrary instructions from one or more of the shareholders.  The Funds will deliver, promptly upon oral or written request, a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders may notify a Fund that they wish to receive a separate copy of this Joint Proxy Statement, or wish to receive separate proxy statements in the future, by calling 1-800-282-6693 or writing to Pacific Advisors Fund Inc., 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203.  Multiple shareholders sharing an address can request to receive a single copy of a Fund’s annual report or proxy statement in the future if they are currently receiving multiple copies of proxy statements by calling or writing to Pacific Advisors Funds Inc. as indicated above.

Shareholder Proposals

As a general matter, the Funds do not hold regular meetings of shareholders.  If you wish to submit a proposal for consideration at a meeting of shareholders of the Corporation, you should send such proposal to the applicable Fund at the address set forth on the first page of this Joint Proxy Statement.  To be considered for presentation at a shareholder meeting, a Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at a meeting, as inclusion and presentation are subject to compliance with certain Federal regulations.

Other Business

The Board does not intend to present any other business at the Meeting and knows of no other matters that are to be brought before the Meeting.  However, if any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment with respect to such matters.

APPENDIX A

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of each of the series listed on Exhibit A (each such series, a “Fund” and collectively, the “Funds”) of the Pacific Advisors Fund Inc. (the “Corporation”), a Maryland corporation, registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), in conformity with the laws of the State of Maryland, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Corporation’s Articles of Incorporation, as amended, and Amended and Restated Bylaws (the “Bylaws”) (together, the “Organizational Documents”). All references in this Plan to action taken by a Fund shall be deemed to refer to action taken by the Corporation on behalf of the Fund.

WHEREAS, in light of the future prospects for the growth of each Fund and the anticipated costs to operate each Fund, the resultant inefficiencies, such as the high cost of operating, and each Fund’s inability to realize economies of scale, the Funds’ investment advisor, Pacific Global Investment Management Company, has recommended that each Fund be liquidated and dissolved; and

WHEREAS, the Funds’ Board of Directors (the “Board”) has considered the impact on each Fund’s shareholders of the liquidation and dissolution of that Fund; and

WHEREAS, the Board has determined that the liquidation and dissolution of each Fund is advisable and in the best interests of each Fund and its shareholders, and has considered and approved this Plan as the method of accomplishing such liquidation and dissolution; and

WHEREAS, pursuant to Article Fifth, Section E.viii. of the Articles of Incorporation, the liquidation of a Fund requires the approval by “a majority of the outstanding voting securities” of that Fund (as such phrase is defined under the 1940 Act).

NOW THEREFORE, the liquidation and dissolution of each Fund shall be carried out in the manner set forth herein:

1.                   Notice of Liquidation.  As soon as reasonable and practicable after the adoption by the Board of this Plan, the Funds shall file with the Securities and Exchange Commission (the “SEC”) and provide to Fund shareholders a Proxy Statement on Schedule 14A and Notice of Meeting of Shareholders to provide notice to each Fund’s shareholders that this Plan has been approved by the Board and that a joint meeting of each Fund’s shareholders will be held for the purpose of voting on a proposal to approve the liquidation pursuant to the Plan with respect to each Fund.

2.                   Effective Date of Plan.  The effective date of the Plan (the “Effective Date”) with respect to each Fund shall be on the date following the day on which a Fund’s shareholders adopted and approved the Plan at a joint meeting of shareholders of the Funds called for the purpose of voting upon the Plan.

3.                   Liquidation. Consistent with the provisions of this Plan, a Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (the “Liquidation,” and the date on which the final liquidating distribution is made, the “Liquidation Date”).

4.                   Cessation of Business.  On the Effective Date, each Fund shall cease following the investment objective and principal investment strategies set forth in its prospectus and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, collecting and liquidating its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities.

5.                   Payment of Debts.  As soon as reasonable and practicable after the Effective Date, each Fund shall determine and pay in full, or make reasonable provision to pay, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6.                   Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than March 30, 2020, all of a Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.                   Liquidating Distribution.  As soon as reasonable and practicable after a Fund’s assets have been reduced to cash or cash equivalents, but no later than March 30, 2020, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.  If the Board is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a Corporation with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such Corporation for the benefit of the shareholders that cannot be located.  The expenses of such Corporation shall be charged against the assets therein.

8.                   Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, each Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively or in conjunction therewith, Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of one or more liquidating distributions made to Fund’s shareholders pursuant to Section 7 hereof.

9.                   Expenses in Connection with this Plan.  Each Fund will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation.  Each Fund’s shareholders will pay their own expenses, such as out-of-pocket expenses, if any, associated with casting votes.

10.                Powers of the Board. The Board and the officers of the Funds, subject to the direction of the Board, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers.  The death, resignation or disability of any Director or any officer of the Funds shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

11.                Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and dissolution of the Funds with the State of Maryland, the Internal Revenue Service (the “IRS”), the SEC, or with any other authority.  Without limiting the generality of the foregoing, the officers of the Funds are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of adoption by Fund shareholders of this Plan.

12.                  Amendment of Plan.  The Board shall have the authority to authorize non-material variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Funds, the distribution of the Funds’ net assets to its shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Code, and the Corporation’s Organizational Documents, and the winding up of the affairs of the Funds, if the Board determines that such action would be advisable and in the best interests of the Funds and their shareholders.  The Board may abandon this Plan at any time with respect to a Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Adopted in principle by the Fund’s Board on February 21, 2020.

APPENDIX B

BENEFICIAL OWNERS OF THE FUNDS’ VOTING SECURITIES

FIVE PERCENT SHARE OWNERSHIP OF THE VOTING SECURITIES AS OF FEBRUARY 28, 2020

The table below lists all beneficial owners of more than 5% of each class of each Fund’s voting securities:

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding	Shares of Class Owned

[A separate list for each Fund, and % owned by Directors and officers is pending]

*None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. As of the Record Date, the Fund’s Directors and executive officers(1) owned XX% of the Fund beneficially as of the Record Date.

(1)Executive officers as defined by Item 402(a)(3) of Regulation S-K.

Distributed by Pacific Global Fund Distributors, Inc.

Control #:	XXXXXXXXX

PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.

To vote by Telephone or Internet

1)           Read the Joint Proxy Statement and have the proxy card below at hand.

2)           Call 1-800-282-6693 between 7 a.m. and 5:00 p.m. Pacific Time, Monday through Friday; or, to vote by Internet, access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here” and

3)           Follow the instructions.

To vote by Mail 1) Read the Joint Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
Note: If you vote by Telephone or Internet, please do not mail your card as it may cancel out your telephonic or Internet vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INCOME AND EQUITY FUND	Control #:	XXXXXXXXX
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND INC.

This proxy is solicited by the Board of Directors, which recommends voting “FOR” the proposal.

	For	Against	Abstain
To approve the liquidation and dissolution of the Income and Equity Fund pursuant to a Plan of Liquidation and Dissolution.	[ ]	[ ]	[ ]

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy card exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, Corporationee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 23, 2020:

Proxy materials are available by calling Pacific Advisors Fund Inc.

Shareholder Services at 1-800-282-6693

The Joint Proxy Statement for this meeting is available at: www.pacificadvisorsfunds.com

PACIFIC ADVISORS FUND INC. INCOME AND EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 2020

The undersigned shareholder of the Income and Equity Fund (the “Fund”), an investment portfolio of Pacific Advisors Fund Inc., hereby revokes all previous proxies for his/her shares and appoints Catherine L. Henning and Jingjing Yan, or each of them with the power to appointment her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on March 23, 2020 at 1:00 p.m. Pacific Time (the “Fund Joint Special Meeting”), and any and all adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting in their discretion upon any matters which may properly be acted upon at this Fund Joint Special Meeting and specifically as indicated on the reverse side of this proxy card.  The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE.  THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Control #:	XXXXXXXXX

PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.

To vote by Telephone or Internet

4)           Read the Joint Proxy Statement and have the proxy card below at hand.

5)           Call 1-800-282-6693 between 7 a.m. and 5:00 p.m. Pacific Time, Monday through Friday; or, to vote by Internet, access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here” and

6)           Follow the instructions.

To vote by Mail 5) Read the Joint Proxy Statement. 6) Check the appropriate boxes on the proxy card below. 7) Sign and date the proxy card. 8) Return the proxy card in the envelope provided.
Note: If you vote by Telephone or Internet, please do not mail your card as it may cancel out your telephonic or Internet vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BALANCED FUND	Control #:	XXXXXXXXX
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND INC.

This proxy is solicited by the Board of Directors, which recommends voting “FOR” the proposal.

	For	Against	Abstain
To approve the liquidation and dissolution of the Income and Equity Fund pursuant to a Plan of Liquidation and Dissolution.	[ ]	[ ]	[ ]

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy card exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, Corporationee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 23, 2020:

Proxy materials are available by calling Pacific Advisors Fund Inc.

Shareholder Services at 1-800-282-6693

The Joint Proxy Statement for this meeting is available at: www.pacificadvisorsfunds.com

PACIFIC ADVISORS FUND INC. BALANCED FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 2020

The undersigned shareholder of the Balanced Fund (the “Fund”), an investment portfolio of Pacific Advisors Fund Inc., hereby revokes all previous proxies for his/her shares and appoints Catherine L. Henning and Jingjing Yan, or each of them with the power to appointment her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on March 23, 2020 at 1:00 p.m. Pacific Time (the “Fund Joint Special Meeting”), and any and all adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting in their discretion upon any matters which may properly be acted upon at this Fund Joint Special Meeting and specifically as indicated on the reverse side of this proxy card.  The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE.  THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Control #:	XXXXXXXXX

PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.

To vote by Telephone or Internet

7)           Read the Joint Proxy Statement and have the proxy card below at hand.

8)           Call 1-800-282-6693 between 7 a.m. and 5:00 p.m. Pacific Time, Monday through Friday; or, to vote by Internet, access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here” and

9)           Follow the instructions.

To vote by Mail 9) Read the Joint Proxy Statement. 10) Check the appropriate boxes on the proxy card below. 11) Sign and date the proxy card. 12) Return the proxy card in the envelope provided.
Note: If you vote by Telephone or Internet, please do not mail your card as it may cancel out your telephonic or Internet vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LARGE CAP VALUE FUND	Control #:	XXXXXXXXX
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND INC.

This proxy is solicited by the Board of Directors, which recommends voting “FOR” the proposal.

	For	Against	Abstain
To approve the liquidation and dissolution of the Income and Equity Fund pursuant to a Plan of Liquidation and Dissolution.	[ ]	[ ]	[ ]

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy card exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, Corporationee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 23, 2020:

Proxy materials are available by calling Pacific Advisors Fund Inc.

Shareholder Services at 1-800-282-6693

The Joint Proxy Statement for this meeting is available at: www.pacificadvisorsfunds.com

PACIFIC ADVISORS FUND INC. LARGE CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 2020

The undersigned shareholder of the Large Cap Value Fund (the “Fund”), an investment portfolio of Pacific Advisors Fund Inc., hereby revokes all previous proxies for his/her shares and appoints Catherine L. Henning and Jingjing Yan, or each of them with the power to appointment her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on March 23, 2020 at 1:00 p.m. Pacific Time (the “Fund Joint Special Meeting”), and any and all adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting in their discretion upon any matters which may properly be acted upon at this Fund Joint Special Meeting and specifically as indicated on the reverse side of this proxy card.  The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE.  THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Control #:	XXXXXXXXX

PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.

To vote by Telephone or Internet

10)                 Read the Joint Proxy Statement and have the proxy card below at hand.

11)                 Call 1-800-282-6693 between 7 a.m. and 5:00 p.m. Pacific Time, Monday through Friday; or, to vote by Internet, access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here” and

12)    Follow the instructions.

To vote by Mail 13) Read the Joint Proxy Statement. 14) Check the appropriate boxes on the proxy card below. 15) Sign and date the proxy card. 16) Return the proxy card in the envelope provided.
Note: If you vote by Telephone or Internet, please do not mail your card as it may cancel out your telephonic or Internet vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID CAP VALUE FUND	Control #:	XXXXXXXXX
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND INC.

This proxy is solicited by the Board of Directors, which recommends voting “FOR” the proposal.

	For	Against	Abstain
To approve the liquidation and dissolution of the Income and Equity Fund pursuant to a Plan of Liquidation and Dissolution.	[ ]	[ ]	[ ]

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy card exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, Corporationee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 23, 2020:

Proxy materials are available by calling Pacific Advisors Fund Inc.

Shareholder Services at 1-800-282-6693

The Joint Proxy Statement for this meeting is available at: www.pacificadvisorsfunds.com

PACIFIC ADVISORS FUND INC. MID CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 2020

The undersigned shareholder of the Mid Cap Value Fund (the “Fund”), an investment portfolio of Pacific Advisors Fund Inc., hereby revokes all previous proxies for his/her shares and appoints Catherine L. Henning and Jingjing Yan, or each of them with the power to appointment her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on March 23, 2020 at 1:00 p.m. Pacific Time (the “Fund Joint Special Meeting”), and any and all adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting in their discretion upon any matters which may properly be acted upon at this Fund Joint Special Meeting and specifically as indicated on the reverse side of this proxy card.  The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE.  THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Control #:	XXXXXXXXX

PROXY ADMINISTRATOR: PACIFIC GLOBAL INVESTOR SERVICES, INC.

To vote by Telephone or Internet

13)                 Read the Joint Proxy Statement and have the proxy card below at hand.

14)                 Call 1-800-282-6693 between 7 a.m. and 5:00 p.m. Pacific Time, Monday through Friday; or, to vote by Internet, access the Pacific Advisors Funds website, www.pacificadvisorsfunds.com, clicking on “Vote Proxy Here” and

15)                 Follow the instructions.

To vote by Mail 17) Read the Joint Proxy Statement. 18) Check the appropriate boxes on the proxy card below. 19) Sign and date the proxy card. 20) Return the proxy card in the envelope provided.
Note: If you vote by Telephone or Internet, please do not mail your card as it may cancel out your telephonic or Internet vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMALL CAP VALUE FUND	Control #:	XXXXXXXXX
AN INVESTMENT PORTFOLIO OF PACIFIC ADVISORS FUND INC.

This proxy is solicited by the Board of Directors, which recommends voting “FOR” the proposal.

	For	Against	Abstain
To approve the liquidation and dissolution of the Income and Equity Fund pursuant to a Plan of Liquidation and Dissolution.	[ ]	[ ]	[ ]

Please vote, sign and date this proxy card and return it in the enclosed envelope.

Please sign this proxy card exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, Corporationee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 23, 2020:

Proxy materials are available by calling Pacific Advisors Fund Inc.

Shareholder Services at 1-800-282-6693

The Joint Proxy Statement for this meeting is available at: www.pacificadvisorsfunds.com

PACIFIC ADVISORS FUND INC. SMALL CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 23, 2020

The undersigned shareholder of the Small Cap Value Fund (the “Fund”), an investment portfolio of Pacific Advisors Fund Inc., hereby revokes all previous proxies for his/her shares and appoints Catherine L. Henning and Jingjing Yan, or each of them with the power to appointment her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of Pacific Global Investment Management Company Inc. located at 101 N. Brand Boulevard, Suite 1950, Glendale, California 91203 on March 23, 2020 at 1:00 p.m. Pacific Time (the “Fund Joint Special Meeting”), and any and all adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting in their discretion upon any matters which may properly be acted upon at this Fund Joint Special Meeting and specifically as indicated on the reverse side of this proxy card.  The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE.  THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE